UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2025

HUINENG TECHNOLOGY CORPORATION

(Exact name of registrant issuer as specified in its charter)

Nevada	333-276237	37-2108225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33-01, 33rd Floor, Menara Keck Seng, 203 Jalan Bukit Bintang, 55100 Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

(+60)3 2116 5722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2025, the sole officer and director of Huineng Technology Corporation (the “Company”), Kae Ren Tee, tendered his resignations as Director, President, Chief Executive Officer, Secretary, and Treasurer of the Company. The board of directors (the “Board”) of the Company appointed Mr. Guoxiang Ao as new President, Chief Executive Officer, Secretary, Treasurer, and Director of the Company, effective February 20, 2025.

Mr. Guoxiang Ao is a Chinese citizen, aged 37. In 2009, Mr. Ao graduated with a Diploma in Civil Engineering from Central South University in the People’s Republic of China. He began his career as an architectural designer at the China Southwest Geological Exploration and Design Institute (Chongqing Branch) from 2010 to 2012, where he was involved in drafting the drawings and plans for buildings and infrastructure projects. In 2012, Mr. Ao resigned from this position and joined Chongqing Fengdu County Urban Construction Development Co., Ltd. as a development planner, where he worked from 2012 to 2015. His responsibilities included urban construction planning, project reporting and coordination. From 2015 to 2019, Mr. Ao worked as an entrepreneur in civil and water conservancy engineering, automotive, and beauty industries. His entrepreneurial journey spanned a diverse range of sectors, reflecting his adaptability and versatility in business ventures. Since 2019, he has served as a director at Shenzhen Zhongchuang Yunduan Information Technology Partnership (Limited Partnership), where he primarily manages and oversees the operations and development of the business related to information technology.

The Board of the Company believes that Mr. Guoxiang Ao’s innovative ability, effective leadership skills and experience in the information technology industry over the past few years will help the Company achieve future business growth. Therefore. Mr. Ao has been appointed by the Board to serve as the President, Chief Executive Officer, Secretary, Treasurer, and Director of Huineng Technology Corporation, specializing in business operations, development and marketing.

Item 9.01 Financial Statements and Exhibits.

99.1	Written Consent of the Board of Directors of the Company, dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUINENG TECHNOLOGY CORPORATION
(Name of Registrant)
Date: February 21, 2025
	By:	/s/ Guoxiang Ao
	Name:	Guoxiang Ao
	Title:	President, Chief Executive Officer, Secretary, Treasurer, and Director